Exhibit 99.1

June 1, 2009 First Community Bancshares, Inc. (the "Issuer"), has filed a registration statement (including a prospectus and a related prospectus supplement) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and the prospectus supplement in that registration statement and other documents the Issuer has filed with the SEC for more complete information about the Issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Issuer or the underwriters participating in the offering will arrange to send you the prospectus and the prospectus supplement if you request it by calling toll-free (866) 805-4128.

This presentation may include forward-looking statements. These forward- looking statements are based on current expectations that involve risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company's Securities and Exchange Commission reports, including but not limited to the Annual Report on Form 10-K for the most recent year ended. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements contained within this presentation. Forward-Looking Disclosures

Issuer: First Community Bancshares, Inc. (NASDAQ: FCBC) Offering: Follow-on Public Common Stock Offering Transaction Size: Approximately $50 million Over-Allotment Option: 15% Use of Proceeds: General corporate purposes including the repayment of TARP funds, subject to regulatory approval, and support for organic and opportunistic acquisition-based growth Lead Manager: Sandler O'Neill + Partners, L.P. Co-Manager: Raymond James & Associates, Inc. Underwriters: BB&T Capital Markets Janney Montgomery Scott LLC Offering Terms

Investment Highlights A $2.2 billion VA, WV, NC and TN branch franchise Strong history of core earnings and dividend payments Robust market share in legacy markets and attractive expansion into growth markets Legacy markets benefit from both economic stability and limited real estate price volatility Positioned as regional consolidator Strong culture of management and employee ownership Established and experienced management team with average tenure > 20 years Insider ownership of 9.9% True retail franchise generating low cost core deposits Over 115,000 customer accounts with 1.94% average cost of deposits, below peer average of 2.32% for the three months ended March 31, 2009 Strong loan quality NPLs / Loans of 0.83% versus peers of 1.79% for Q1 2009 and NCOs / Avg. Loans of 0.47% versus peers of 0.62% for Q1 2009 Resilient net interest margin of 3.73%, 69 basis points above peers for Q1 2009 Strong non-margin, fee-based revenue diversification Securities portfolio marked to low level-minimum

Experienced, Executive Management Team Years in Banking Years with FCB John M. Mendez President and CEO 24 24 Robert L. Buzzo President, FCBNA 36 36 E. Stephen Lilly Chief Operating Officer 28 12 David D. Brown Chief Financial Officer 10 4 Gary R. Mills Chief Credit Officer 18 10 Martyn A. Pell SVP - Corporate Development and Strategy 16 16 Robert Schumacher SVP- General Counsel 25 25 Strong culture of management and employee ownership Established and experienced management team with average tenure > 20 years; total insider ownership of 9.9%

71 locations across five-states (Virginia, West Virginia, North Carolina, Tennessee and South Carolina ) Attractive urban and suburban markets in the Carolinas, Virginia, West Virginia, and Tennessee Full array of services creates financial partnership with our customers Strong growth from organic and acquisition strategies Expanding wealth and insurance lines of business Alternative solution-space between small community banks and impersonal regional and national banks Attract new deposit relationships from large and less personable banks Continue developing legacy markets in the Virginias Current Franchise Overview: Branch Map Note: Map excludes Loan Production Office in Greenville, SC Legacy Markets

Deposit data as of June 30, 2008 Source: FDIC, SNL Financial Current Franchise Overview: Market Demographics and Position

Current Franchise Overview: Financial Results Core return on assets and return on equity significantly above peer GAAP averages NIM and Efficiency Ratio superior to peer averages 2005 2006 2007 2008* 1Q 2009 Net Income $26.3 mil $28.9 mil $29.6 mil $22.3 mil $5.2 mil1 Diluted EPS $2.32 $2.57 $2.62 $2.00 $0.40 Dividend $1.02 $1.04 $1.08 $1.12 $0.002 ROAA 1.37% 1.46% 1.39% 1.06% 0.96% ROAE 13.79% 14.32% 13.54% 10.2% 9.52% ROTCE 19.7% 19.2% 20.2% 24.9% 24.3% Margin 4.39% 4.22% 3.80% 3.88% 3.73% Efficiency (non-GAAP)3 53.8% 51.1% 51.2% 57.5% 58.3% *2008 financial data shown as Core data: core income calculated as net income less the after-tax portion of impairment of investment securities; assumed tax rate of 35%; see the appendix for a reconciliation to GAAP 1 Net income available to common for the quarter ended March 31, 2009 of $4.66 million after preferred dividends 2 FCBC paid a cash dividend aggregating $1.16 million, or $0.10 per share, in April 2009 3 Non-GAAP Efficiency Ratio calculated as non-interest expense as a percentage of net interest income plus non-interest income; non-interest expense used in the calculation exclude amortization of intangibles and non-recurring expense; income used is increased by the favorable effect of tax-exempt income and excludes securities gains and losses and non-recurring gains; see appendix Source: SNL Financial and Company filings

* Note: FCBC 2008 financial data shown as Core data: core income calculated as net income less the after-tax portion of impairment of investment securities; assumed tax rate of 35%; see the appendix for a reconciliation to GAAP Peers include publicly traded banks with assets between $1 and $ 3 billion in NC, SC, WV and VA (STEL, SCBT, VCBI, FBNC, UBSH, CHCO, FNBN, NBBC, CFNL, SCMF, CBKN, SMMF, BNCN, YAVY, GRAN, CWBS, EVBS) Source: SNL Financial and Company filings roae 2004 2005 2006 2007 2008* Q1 09 FCBC 12.53 13.79 14.32 13.54 11.17 9.52 Peers 12.2 11.25 11.83 9.76 2.85 2.23 ROAE ROAA roaa 2004 2005 2006 2007 2008* Q1 09 FCBC 1.24 1.37 1.46 1.39 1.1 0.96 Peers 1.05 1.06 0.97 0.91 0.31 0.22 rotc 2004 2005 2006 2007 2008* Q1 09 FCBC 0.183 0.1972 0.1923 0.2015 0.2495 0.2429 Peers 0.112541528 0.11700369 0.119814326 0.09867892 0.036438849 0.005618083 ROTCE Current Franchise Overview: Emphasis on Consistent Profitability

Peers include publicly traded banks with assets between $1 and $ 3 billion in NC, SC, WV and VA (STEL, SCBT, VCBI, FBNC, UBSH, CHCO, FNBN, NBBC, CFNL, SCMF, CBKN, SMMF, BNCN, YAVY, GRAN, CWBS, EVBS) Source: SNL Financial and Company filings Average Cost of Deposits cost funds 2004 2005 2006 2007 2008 Q1 09 FCBC 1.38 1.71 2.41 2.76 2.17 1.94 Peers 1.54 2.07 2.97 3.37 2.77 2.32 nim 2004 2005 2006 2007 2008 Q1 09 FCBC 4.41 4.39 4.22 3.8 3.88 3.68 Peers 4.11 4.29 4.2 4.01 3.44 3.04 Net Interest Margin Noninterest Income/ Avg Assets nii 2004 2005 2006 2007 2008 Q1 09 FCBC 0.87 0.9 1.02 1.14 1.49 1.51 Peers 0.98 0.98 1 1.07 0.89 0.8 eff 2004 2005 2006 2007 2008 Q1 09 FCBC 53.41 58.09 51.3 51.4 59.23 58.46 Peers 62.75 59.09 59.58 62.2 66.64 73.27 Efficiency Ratio 51 53 58 56 59 59 Number of Locations Current Franchise Overview: Emphasis on Consistent Profitability

Deposit Composition Deposit data as of March 31, 2009 Source: SNL Financial and Company filings Key Franchise Differentiator: Retail Franchise with Core, Low Cost Deposits Demand 207947 Interest-Bearing Demand 194934 Savings 319007 Time 470940 Time Jumbo 287227 IRA 80034 IRA Jumbo 23355 Over 115,000 customer accounts Stable deposit base in legacy markets Significantly lower cost of deposits than regional and nationwide peers

Since 2004, the Company has grown non-interest income sources to reduce interest rate cycle exposure Increased wealth management line of business Grown insurance line of business Re-engineered retail product set and sales approach Focused on cash management services for commercial clients Increased capacity to improve charges for deposit services Key Franchise Differentiator: Rapid Growth in Non-Interest Income Dollars in thousands 1 1 2 1 Four-year CAGR for the period 2004 to 2008 2 One-year CAGR for the period 2007 to 2008 Source: Company filings

Loan Portfolio: Diversified Portfolio with Strong Loan Quality Strong loan quality NPLs / Loans at March 31, 2009 of 0.83%, down 15 bps from December 31, 2008 Geographically diversified portfolio across the region Small average loan balances with majority of loans in $30,000 to $300,000 range Top 10 loans in portfolio represent less than 5.57% of total portfolio Stable residential real estate portfolio (47% of total loans) in markets with limited price increases over the last year and lower than 10% price declines from recent market highs Limited A&D exposure (< 10%) Comm'l and Agriculture 84302 Comm'l RE 405627 Resi RE 597361 Const. & Devel. 124452 Consumer 64797 Other 2816 Loan Composition Financial data as of March 31, 2009 Source: SNL Financial and Company filings

Loan Portfolio: Strong Loan Quality Non-Performing Loans / Total Loans Reserves / Nonperforming Loans Net Charge-Offs / Average Loans nco 2004 2005 2006 2007 2008 Q1 09 FCBC 0.24 0.38 0.22 0.19 0.45 0.47 Peers 0.18 0.12 0.11 0.13 0.3 0.62 reserves npl 2004 2005 2006 2007 2008 Q1 09 FCBC 295.89 399.89 356.16 405.08 124.09 147 Peers 395.19 648 461.76 321.27 93.54 81.22 npl/loan 2004 2005 2006 2007 2008 Q1 09 FCBC 0.45 0.28 0.32 0.26 0.98 0.83 Peers 0.27 0.16 0.24 0.32 1.39 1.79 Peers include publicly traded banks with assets between $1 and $ 3 billion in NC, SC, WV and VA (STEL, SCBT, VCBI, FBNC, UBSH, CHCO, FNBN, NBBC, CFNL, SCMF, CBKN, SMMF, BNCN, YAVY, GRAN, CWBS, EVBS) Source: SNL Financial and Company filings

Loan Portfolio: Residential Real Estate Portfolio The residential real estate portfolio is made up of 11,475 loans with an average balance of $42,127 First quarter 2009 consumer credit scoring shows weighted average FICO of 690 Majority of loans are fixed rate 3-5 year balloons Floating rate loans generally carry 2% annual and 6% life of loan caps Total FCBC mortgage delinquency of 1.57% compared the delinquency reported by a Mortgage Bankers Association survey of 7.88% and the FDIC Quarterly Banking Profile delinquency rate of 4.43% for the period ended March 31, 2009 Data as of April 30, 2009 West Virginia 52 Virginia 17 North Carolina 29 Tennessee 2 Geographic Dispersion

Loan Portfolio: CRE Non-Owner Occupied The Company holds 1,383 CRE Loans with an average balance of $226,548; 25% of these loans are floating rate loans and the average duration of the portfolio is 96 months 66% of CRE Loans are owner-occupied and the composition of non-owner occupied CRE Loans is shown below The CRE loan book is geographically diversified with the three largest market areas being: WV 41%, NC 31% and VA 16% The top 10 CRE loans represent 12% of the CRE portfolio Real Estate 10.8 Construction 0.5 Developed Tract 0.2 Resi 1-4 Units 2.6 Resi Multi-Family 1.2 Shopping Center 12.2 Retail-Stand Alone 17.2 Office-Medical 2.6 Office-Professional 20.7 Indistrial 11.8 Healthcare 0.4 Hotel 10 Church 9.9 SC 1.4 Princeton/Monroe/Summers 19.6 Bluefield 3.3 Upshur 7.1 Raleigh 3.9 Wyoming/Logan 0.1 NC-Legacy 7.3 NC-Peidmont 17.7 NC-Mooresville 11.7 Southside 4.3 SW VA 8.5 Taylor 1 Nicholas 0.3 Richmond 5.1 East TN 8.7 Type Market Commercial Non-Owner Occupied Financial data as of March 31, 2009

Less than 1 Year 1399 Within 1 - 5 Years 5330 Within 5 - 10 Years 76792 After 10 Years 161792 Source: SNL Financial and Company filings Investment Portfolio: Composition US Gov't Agency 54.127 Munis 114.623 Trust Preferreds 49.473 Mortgage Backed 298.591 Equities 5.85 At March 31, combined depreciation value of 193 securities in an unrealized loss position was approximately 26.4% of the total securities portfolio In 2008, the Company reported a $29.9 million impairment charge related to mortgage-backed and trust preferred securities Available-for-Sale Securities ("AFS") as of March 31, 2009 Fair Market Value of $549.7 million Maturity Schedule for AFS Securities

Investment Portfolio: Mortgage Backed Securities Source: Company filings Freddie Mac 44016082 Fannie Mae 28861394 Ginnie Mae 209157048 Private ARM 42177 Private CMO 16516163 Mortgage Backed Securities as of March 31, 2009 Fair Market Value of $298.6 million The Company made a cumulative effect adjustment of $10.2 million pre-tax, as of January 1, 2009, to recognize the portion of noncredit losses associated with a non-agency mortgage-backed security for which the Company recognized a pre-tax Other Than Temporary Impaired charge of $14.5 million as of December 31, 2008

Investment Portfolio: Trust Preferred Securities Single-Issue $26.77 million market value at March 31st representing 47% of par value Pooled Trust Preferred holdings $22.71 million market value at March 31st representing 21% of par value Modeled deferrals and defaults are monitored regularly for impairment All deals have diverse geographic exposure Older deals have experience working out collateral in deferral/default positions with no change to cash flows Source: Company filings

Recent Acquisitions: Bank & Thrift Transactions

First Community Bancshares, Inc.

- **November 2008: Acquired Coddle Creek Financial Corp. (Mooresville, NC)**
- Transaction:
  - $33 million deal value, 158% Price to TBV
  - 24.0% Price to Deposits, 13.8% Fran. Prem. to Core Deposits
  - 59% Stock and 41% Cash
- Pro Forma Financial Impact:
  - Significant positive mark-to-market adjustments
  - Achieved cost savings projections of 46%
- Strategic Considerations:
  - Expanded our franchise in the dynamic Iredell and Mecklenburg County Markets
  - Complimented our existing LPO in Charlotte, NC (Mecklenburg County)
  - Market Population growth in both counties projected to be in excess of 14.5% over 5 years
  - NC and the US growth projected at 8.9% and 6.3%, respectively

Coddle Creek Financial

- **April 2009: Entered into an agreement to acquire TriStone Community Bank**
- Transaction:
  - $8.3 million deal value, 58% Price to TBV
  - 6.7% Price to Deposits, (8.6%) Fran. Prem. to Core Deposits
  - 100% Stock
- Pro Forma Financial Impact:
  - Projected to be capital accretive and 22 bps TBV accretive at close
- Strategic Considerations:
  - Expands our franchise in the Winston-Salem market and retain strong and talented team to lead our Winston-Salem area
  - Primary competitive advantages are its strong local identity and affiliation with the community and its emphasis on providing specialized services to small and medium-sized business enterprises, as well as professional and upper-income individuals
  - Overall conservative loan portfolio with minimal exposure to construction and development loans and strong credit quality trends with only one Bank-originated borrower relationship in a nonperforming position

TriStone COMMUNITY BANK
Banking Built Around You.

20

Acquired GreenPoint Insurance (High Point, NC) in September 2007 Full service insurance agency headquartered in High Point, NC Provider of commercial and personal insurance lines, employee benefits and life and health insurance services Acquired REL Insurance Services (High Point, NC) in July 2008 Provider of commercial & personal, financial products, contractors bonding and employee benefits insurance services Acquired Carr & Hyde Insurance (Warrenton, VA) in December 2008 Full-service insurance agency providing a wide range of both commercial and personal insurance products insurance products insurance products insurance products insurance products insurance products insurance products insurance products insurance products insurance products insurance products Recent Acquisitions: Insurance Agency Transactions

Capital Raise Rationale Additional capital will enhance First Community's already strong balance sheet / capital position and enable the Company to be opportunistic in the current market environment Increase tangible common equity ratio Anticipate Repayment of TARP funding subject to regulatory approval Drive additional increases in non-interest income through business line expansion and growth Enable opportunistic acquisitions, similar to Coddle Creek Financial (closed November 2008) and TriStone Community (announced April 2009) 1Q08 2Q08 3Q08 4Q08 1Q09 1Q09 Post TARP Redemption and Capital Raise Total RBC 12.7 12.96 13.3 12.91 12.64 13.57 Tier 1RBC 11.78 12 12.23 11.92 11.7 12.62 Tier 1 Leverage 8.32 8.53 8.68 9.75 9.77 10.48 TCE / RWA 9.617046887 8.847944471 7.066572244 5.448706346 Financial data at the holding company level Source: Company filings

Capital Raise Rationale First Community's capital position as of March 31, 2009 as compared to its capital position following the repayment of TARP and the issuance of gross $57.5 million of common equity Tangible Common / Tangible Assets Tangible Common / Risk Weighted Assets Tier 1 Capital Total Risk Based Capital First Community Actual 1Q09 As Reported 4.17 4.92 11.7 12.64 First Community Pro Forma for Impact of TARP Repayment and $57.5 mm Common Equity Issuance 6.84 8.12 12.62 13.57 Gross proceeds represent $50 million plus 15% over allotment

A $2.2 billion VA, WV, NC and TN branch franchise Robust market share in legacy markets and attractive expansion into growth markets Positioned as regional consolidator True retail franchise generating low cost core deposits Over 115,000 customer accounts Strong loan quality NPLs / Loans of 0.83% versus peers of 1.79% for Q1 2009 NCOs / Avg. Loans of 0.47% versus peers of 0.62% for Q1 2009 Resilient net interest margin Strong non-margin, fee-based revenue diversification Securities portfolio marked to low level Investment Highlights

Appendix: Summary Balance Sheet and Earnings (1) Reflects the reclassification during 2004 of Federal Reserve Bank and Federal Home Loan Bank stock from securities available for sale to other assets, consistent with the 2005-2008 presentation.

Appendix: Non-GAAP Reconciliation Core basic earnings per common share is a non-GAAP measure which considers net income per common share without taking into consideration non-cash impairment charges on certain investment securities that have occurred. The reconciliation of core basic earnings per share to basic earnings per share is as follows: Basic earnings per common share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $0.40 $0.26 Securities impairment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 0.01 1.75 Core basic earnings per common share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 0.41 2.01 Core diluted earnings per common share is a non-GAAP measure which considers net income per common share without taking into consideration non-cash impairment charges on certain investment securities that have occurred. The reconciliation of core diluted earnings per share to diluted earnings per share is as follows: Diluted earnings per common share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $0.40 $0.25 Securities impairment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 0.01 1.75 Core diluted earnings per common share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 0.41 2.00 We believe that this information is useful to investors and can aid them in understanding our current performance and financial condition. While core earnings can be useful in evaluating current performance, we do not believe that core earnings are a substitute for net income calculated in accordance with Generally Accepted Accounting Principles, or GAAP. We encourage investors and others to use core earnings as a supplemental tool for analysis and not as a substitute for GAAP net income. Our non-GAAP measures may not be comparable to the non-GAAP measures of other companies. In addition, future results of operations may include nonrecurring items that would not be included in core earnings. The efficiency ratio is a non-GAAP financial measure of operating expense control and efficiency of operations. Management believes this ratio better focuses attention on the core operating performance of the Company over time than does a GAAP-based ratio, and is useful in comparing period-to-period operating performance of our core business operations. This ratio is used by management as part of its assessment of its performance in managing noninterest expenses. However, this measure is supplemental and is not a substitute for an analysis of performance based on GAAP measures. Investors are cautioned that the efficiency ratio used by us may not be comparable to efficiency ratios reported by other financial institutions. The efficiency ratio is comprised of noninterest expenses as a percentage of net interest income plus noninterest income. Noninterest expenses used in the calculation exclude amortization of intangibles and non-recurring expenses. Income for the ratio is increased for the favorable effect of tax-exempt income, and excludes securities gains and losses, which vary widely from period to period without appreciably affecting operating expenses, non-recurring gains and losses, and other-than-temporary impairment charges. The reconciliation of the non-GAAP efficiency ratio to a GAAP ratio is as follows on the following page:

Appendix: Non-GAAP Reconciliation

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